Exhibit 99.1

Robert R. Hill, Jr. - Chief Executive Officer John C. Pollok - Senior Executive Vice President and Chief Operating Officer Donald E. Pickett - Executive Vice President and Chief Financial Officer

Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT 3

Unique Franchise Positioning (1) Based on book values as of December 31, 2009, excludes fair value adjustments as required by ASC 805 – Business Combinations Data Source: SNL Financial South Carolina North Carolina Georgia Total Loans (in millions) $ 1,726 $ 477 $753 (1) $2,956 Deposits (in millions) $ 1,678 $ 427 $1,070 (1) $3,175 Branches 45 3 36 84 4

Earn our way through the economic cycle Protect our balance sheet Prepare for the future Goals and Priorities Established in Fall 2008 5

Goals and Priorities Earn our way through the economic cycle Reduced overhead by $9.0 million Improved margin – rate floors & core funding 4.09% (1Q 2010) vs. 3.87% (1Q 2009) * Pre-tax, pre-provision $12.3 million (1Q 2010) vs. $11.9 million (1Q 2009) ** * Excluded excess liquidity impact of 20 bps ** Added back preferred dividend, FHLB prepayment penalty, Bargain Purchase Gain, merger expenses and OTTI in 1Q 2010 and 1Q 2009 in determining Pre-tax Pre-Provision 6

Goals and Priorities Protect our balance sheet Capital Capital raises - $56.0 million Redeemed preferred stock & common stock warrant Increased ALLL – 1.90% (1Q 2010) vs. 1.40% (1Q 2009) Liquidity Increased core deposits Reduced leverage 7

Goals and Priorities Prepare for the future Challenging environment creates opportunities Market disruption - attract Customers and Bankers Greg Lapointe – former market president Wachovia Bank NCBT – former Regions and Wachovia team Spartanburg - former Wachovia wealth management team Burney Warren – former head of M&A for BB&T Greenville – Mike Spitzmiller, former market president for Carolina First FDIC Assisted deals Build out markets in Carolinas and Georgia Top 5 market share in all markets Donnie Pickett named Chief Financial Officer January 4, 2010 - CPA with over 25 years experience with Price Waterhouse, Wachovia and most recently Wells Fargo 8

South Carolina Deposit Market Share Note: SCBT moved from 7th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $11,463,352 16.42% 150 2 Bank of America (NC) 8,075,624 11.57% 122 3 BB&T (NC) 6,323,962 9.06% 116 4 Carolina First Bank (SC) 5,504,725 7.89% 82 5 First Citizens Bancorp (SC) 5,406,917 7.75% 170 6 Synovus Financial (GA) 4,049,027 5.80% 46 7 First FS&LA of Charleston (SC) 2,087,653 2.99% 56 8 SCBT Financial Corp. (SC) 2,025,350 2.90% 46 9 SunTrust Bank (GA) 1,957,965 2.81% 68 10 Palmetto Bancshares, Inc. (SC) 1,255,594 1.80% 33 107 FDIC Insured Institutions, $69.8 Billion Total Deposits 9

Charlotte Deposit Market Share Note: SCBT moved from 8th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $93,092,572 50.61% 78 2 Bank of America (NC) 76,906,134 41.81% 60 3 BB&T (NC) 3,668,267 1.99% 59 4 Fifth Third Bank (TN) 1,966,617 1.07% 33 5 SunTrust Bank (GA) 1,271,250 0.69% 36 6 First Citizens Bank & Trust (NC) 970,134 0.53% 31 7 RBC Centura Bank (NC) 932,809 0.51% 18 8 New Dominion Bank (NC) 460,233 0.25% 1 9 SCBT Financial Corp. (SC) 432,090 0.23% 10 10 Yadkin Valley Bank & Trust(NC) 423,141 0.23% 12 47 FDIC Insured Institutions, $184.0 Billion Total Deposits 10

Northeast Georgia Deposit Market Share Counties : Banks, Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, White Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Community Bank & Trust $1,132,456 14.50% 38 2 Regions (AL) 928,000 11.88% 22 3 United Community (GA) 855,225 10.95% 14 4 Wells Fargo & Co (CA) 452,965 5.80% 7 5 Peoples Bank (GA) 390,160 5.00% 8 6 SunTrust Bank (GA) 385,504 4.94% 11 7 Habersham Bank (GA) 346,431 4.44% 7 8 BB&T (NC) 273,312 3.50% 6 9 Bank of America (NC) 271,911 3.48% 6 10 Bank of Hiawassee (GA) 263,668 3.38% 3 35 FDIC Insured Institutions, $7.8 Billion Total Deposits 11

Community Bank and Trust SCBT enters FDIC – Assisted Transaction of: On January 29, 2010 Cornelia, Georgia 12

Overview of Community Bank & Trust Founded in 1900 27 locations in Northeast Georgia 26 branches including 17 in-store branches 1 Loan Production Office SCBT Community Bank & Trust Leading deposit market share Top 5 ranking in 9 of 10 counties No less than 5% market share Attractive deposit mix Loyal customers & employees 13

Transaction Rationale Opportunity to expand and diversify retail deposit franchise Opportunity to build upon Community Bank & Trust’s 110-year operating history Favorable long-term demographics Consistent with SCBT’s operating strategy Attractive financial metrics Initial expansion into Georgia Cost saves - 30% 2010 14

Market Performance Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 1.23% (43.8)% (62.1)% 15

16 How Do We Measure Success? Soundness Profitability Growth

Capital Source: SNL Financial and Company filings. Data as of 12/31/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SCBT 1Q 2010 7.26% 8.94% 13.51% 15.42% 17 0.00% 5.00% 10.00% 15.00% Tangible Common Equity / Assets Leverage Ratio Tier 1 Capital Ratio Total RiskBased Capital Ratio 8.24% 9.89% 12.47% 14.42% 7.32% 9.53% 12.61% 14.54% 5.60% 8.41% 10.91% 12.82% SCBT KRX Median Carolina Median

Capital % of Capital 1st Qtr 2009 1st Qtr 2010 Construction Land / Development 152.5% 128.6% Construction / Land w.o Residential Lots 118.5% 95.8% Total CRE 248.0% 214.1% Total CRE w.o Residential Lots 213.9% 184.3% 18

19 Loan Portfolio – March 31, 2010 Commercial owner occupied 18% Commercial & Industrial 8% Consumer Owner Occupied 11% Other Income Producing Property 5% Home Equity Loans 10% Consumer 2% Other Loans 1% Commercial non-owner occupied 11% All Other Construction/ Land Development 13% Residential Lot Loans 4% Covered Loans 17%

Loan Portfolio Summary - Type Net Change - Year over Year 20 * Loans not covered under loss share agreements (dollars in thousands) Mar-09 Mar-10 $ Change % Change Construction / land development 519,689 $ 442,566 $ (77,123) $ -14.84% Commercial non-owner occupied 325,132 294,147 (30,985) -9.53% Consumer owner occupied 298,449 287,788 (10,661) -3.57% Home equity loans 232,202 250,651 18,449 7.95% Commercial owner occupied 443,804 483,450 39,646 8.93% Commercial & Industrial 240,624 203,296 (37,328) -15.51% Other income producing property 136,703 133,949 (2,754) -2.01% Consumer non real estate 86,942 66,259 (20,683) -23.79% Other 9,109 13,136 4,027 44.21% Total loans (net of unearned income) * 2,292,654 $ 2,175,242 $ (117,412) $ -5.12%

Credit Quality Source: SNL Financial and Company filings. Data as of 12/31/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 21 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% NPAs / Assets Net CO's / Avg Loans Reserve / Loans 1.96% 1.26% 1.70% 2.06% 1.55% 1.79% 3.67% 2.06% 1.82% SCBT KRX Median Carolina Median SCBT 1Q 2010 1.99% 3.13% 1.90%

Consumer Owner Occupied 10% 22 Charge-offs YTD – March 2010 Commercial owner occupied 6% Commercial & Industrial 37% Other Income Producing Property 3% Home Equity Loans 6% Consumer Non-RE 1% Other Loans 2% Commercial non-owner occupied 3% Construction/ Land Development 32%

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 12/31/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SCBT 1Q 2010 77% 23 As of March 31, 2010 Commercial Non - owner occupied 13% Construction / Land Dev 42% Commercial Owner Occ 14% Commercial & Industrial 6% Consumer Owner Occ 14% Other Inc Producing 9% HELOC 1% Consumer NonRE 1% Other 0% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% SCBT KRX Median Carolina Median 75% 72% 54% Reserve / NPLs

24 How Do We Measure Success? Profitability

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $1 billion & $3 billion 25 3.87% 3.82% 3.79% 4.02% 3.89% 3.99% 3.78% 3.59% 3.50% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 2009 1Q '10 SCBTFC Peers

Profitability 26 26 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. $1.23 $1.44 $1.62 $1.73 $1.64 $1.93 $2.15 $2.32 $2.15 $1.39 $3.86 $0.00 $1.00 $2.00 $3.00 $4.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q 2010 In Thousands

Dividends Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 2nd Quarter 2010 includes declared on 4/27/10, record date of 5/14/10, payable on 5/28/10 27 $0.54 $0.57 $0.63 $0.66 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.34 $0.00 $0.25 $0.50 $0.75 $1.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010 Dividend per Share

Operating Efficiency 28 28 45 50 50 48 86 63.8% 65.3% 63.2% 61.2% 67.2% 20% 30% 40% 50% 60% 70% 30 40 50 60 70 80 90 2006 2007 2008 2009 1Q 2010 Number of Branches Efficiency Ratio

29 How Do We Measure Success? Growth

Business Mix by Market – March 31, 2010 Loans Deposits Greenville 7% Charlotte / NCBT 15% Orangeburg / Low Country 26% Other 1% Georgetown 5% Charleston 2% Beaufort 7% Columbia 9% Greenville 12% Charlotte / NCBT 18% Orangeburg / Low Country 16% Other 1% Georgetown 8% Charleston 8% Columbia 11% Beaufort 9% North Georgia 17% North Georgia 27% SC = 65% NC = 18% GA = 17% SC = 58% NC = 15% GA = 27% 30

12.0% 9 YR CAGR (2000 – 2009) Growth – Total Deposits Growth – Total Deposits 13.6% 9 YR CAGR (2000 – 2009) Growth – Core Deposits* Core deposits grew $420 million, since Dec-09; Core SCBT $93 million / CBT $327 million 1Q 2010 # Transaction account growth for core SCBT – 14.6% annualized Growth – Core & Total Deposits *Core Deposits exclude all certificates of deposits 31 $2,995 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q 2010 $454 $1,241 $1,661 In Millions $0 $750 $1,500 $2,250 $3,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q 2010 $812 $2,105

Deposit Mix – March 31, 2010 CDs < $100,000 24% CDs> $100,000 21% Demand Deposits 15% Savings 7% Interest-bearing Deposits 33% 32

Analyst Recommendations ANALYST Second Quarter 2010 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD Wunderlich Securities BUY 33

Index – Supplemental Information Unemployment rates in SCBT markets SC real estate markets Loan portfolio summary – Type Loan portfolio – Commercial real estate detail Credit quality ratios Allowance for loan losses Net charge-offs by market NPA’s by type NPA’s by market Securities portfolio Fee income by type 34

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 35

Supplemental Information 36

Unemployment Rates in SCBT Markets Columbia Charlotte Georgetown Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia SCBT Divisions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia 11.9% 11.9% 13.1% 13.2% 14.7% 9.9% 8.5% 15.4% 10.5% 13.0% 9.7% 8.8% 16.3% 13.8% 10.5% 9.4% 9.8% 10.2% 9.5% 9.6% 11.4% 10.5% 7.5% 11.1% 6.9% 10.9% SC 12.2% NC 11.1% GA 10.6% 37

S.C. Real Estate Markets Source: March 2010 Rates from S.C. Realtors MLS Stats 38 Beaufort 65 111 70.8% 187 180 -3.7% 181 162 -10.5% Charleston Trident 568 691 21.7% 185 185 0.0% 142 106 -25.4% Coastal Carolinas 451 638 41.5% 152 147 -3.3% 183 170 -7.1% Gr. Columbia 616 599 -2.8% 134 138 3.0% 105 102 -2.9% Gr. Greenville 490 577 17.8% 140 139 -0.7% 106 110 3.8% Hilton Head Area 146 206 41.1% 269 265 -1.5% Piedmont Regional Ass. 162 195 20.4% 130 156 20.0% 148 162 9.5% State Totals 3,292 3,941 19.7% 141 139 -0.9% 161 151 -5.8% Number of Residential Homes, Condos & Villas Sold Mar-09 YTD Mar-10 YTD % Change Mar-09 YTD Information not provided Average Days on the Market (DOM) Median Price of Residential Homes (in Thousands) Mar-09 YTD Mar-10 YTD % Change % Change Mar-10 YTD

Loan Portfolio Summary - Type 39 * Loans not covered under loss share agreements (dollars in thousands) Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Construction / land development 519,689 $ 489,730 $ 484,540 $ 467,284 $ 442,566 $ Commercial non-owner occupied 325,132 318,909 311,903 303,650 294,147 Consumer owner occupied 298,449 289,424 284,941 284,484 287,788 Home equity loans 232,202 239,250 244,855 248,639 250,651 Commercial owner occupied 443,804 456,973 461,199 469,101 483,450 Commercial & Industrial 240,624 214,384 197,544 214,174 203,296 Other income producing property 136,703 136,098 139,617 137,736 133,949 Consumer non real estate 86,942 79,386 73,800 68,770 66,259 Other 9,109 12,008 11,004 9,400 13,136 Total loans (net of unearned income) * 2,292,654 $ 2,236,162 $ 2,209,403 $ 2,203,238 $ 2,175,242 $

Loan Portfolio – Commercial Real Estate Detail Commercial Non-Owner Occupied Residential MF 8% Multi-use 9% Special Use Prop 6% Misc 4% Industrial Light 4% Hotels / Motels 3% All Other 6% Office 32% Commercial Unimproved 2% Retail 19% Construction / Land Development Commercial Construction w.SCBT Perm 12% Commercial LnsSecured by Lots 17% Residential Lots to Individuals 25% Land Development 12% Raw Land 15% Construction to Residential Builders 1% Consumer Constr Only 2% Commercial Constr Only 4% Developers MF 3% Residential Builder - Complete 3% Consumer Construction w.SCBT Perm 6% Restaurants 2% Service Ctr / Showroom 3% Residential 1-4 2% 40

Credit Quality Ratios 1Q’09 2Q’09 3Q’09 4Q’09 1Q’10 Non-Performing Assets / Total Assets* 1.09% 1.46% 1.56% 1.96% 1.98% Non-Performing Assets / Total Loans & OREO* 1.34% 1.83% 1.96% 2.40% 2.89% Allow. Loan Losses / Total Loans* 1.40% 1.45% 1.55% 1.70% 1.90% Allow. Loan Losses / Non-Performing Loans* 150% 108% 92% 75% 77% Net Charge-offs / Average Loans* 0.79% 0.74% 0.92% 1.26% 3.13% *Period end date Loan data excludes mortgage loans held for sale and Covered Loans 41

Allowance for Loan Losses (dollars in thousands) 2010 Total Charge-offs $16,869 / NCO’s to Ave Loans 3.13% 42 3 Months Ended 3/31/10 3 Months Ended 12/31/09 QTD 3/31/10 QTD 12/31/09 Allowance at Beginning of Period $ 37,488 $ 34,297 Net Charge-Offs (Recoveries): Construction/Land Development 5,455 2,184 1.01% 0.39% Commercial Non-Owner Occupied 574 1,672 0.11% 0.30% Commercial Owner Occupied 1,755 1,121 0.33% 0.20% Consumer Owner Occupied 974 398 0.18% 0.07% Home Equity Lines 1,000 327 0.19% 0.06% Commercial & Industrial 6,367 579 1.18% 0.10% Consumer Non-Real Estate 83 245 0.02% 0.04% Other Income Producing Property 516 315 0.10% 0.06% Other 145 126 0.03% 0.02% Total Net Charge-Offs 16,869 6,967 3.13% 1.26% Provision for Loan Losses 20,778 10,158 Allowance at End of Period $ 41,397 $ 37,488 Allowance as a Percentage of Loans 1.90% 1.70% NCO's as a % of YTD Ave. Loan Portfolio Annualized

Net Charge-offs by Markets (dollars in thousands) 43 - Average loan portfolio excludes covered loans 3 Months Ended 3/31/10 3 Months Ended 12/31/09 QTD 3/31/10 QTD 12/31/09 Net Charge-Offs (Recoveries): 2,405 $ 1,873 $ 0.45% 0.34% 5,241 596 0.97% 0.11% 1,285 1,195 0.24% 0.22% 641 374 0.12% 0.07% 1,161 2,401 0.22% 0.44% 475 528 0.09% 0.10% Other Corporate 5,661 - 1.05% 0.00% 16,869 $ 6,967 $ 3.13% 1.26% NCO's as a % of YTD Ave. Loan Portfolio Annualized Total Net Charge-Offs Greenville Charlotte / NCBT Columbia Orangeburg / Low Country Georgetown Beaufort / Charleston

NPAs by Type (dollars in thousands) * Included in NPLs for the 4Q 2009 44 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Mar-10 Construction/Land Development 11,609 $ 18,308 $ 21,241 $ 23,195 $ 22,851 $ 36.2% Commercial Non-Owner Occupied 1,967 2,063 4,088 7,862 7,012 11.1% Commercial Owner Occupied 697 3,209 4,761 7,717 7,341 11.6% Consumer Owner Occupied 3,901 3,237 3,638 5,918 7,509 11.9% Home Equity Lines 622 508 790 743 713 1.1% Commercial & Industrial 518 487 619 1,221 3,242 5.1% Consumer Non-Real Estate 341 520 443 338 346 0.5% Other Income Producing Property 1,642 1,577 1,572 2,699 4,755 7.5% Other 47 29 38 40 68 0.1% 21,344 29,938 37,190 49,733 53,837 85.2% - 1,951 1,974 - - 0.0% 9,603 9,165 4,202 3,133 9,338 14.8% 30,947 $ 41,054 $ 43,366 $ 52,866 $ 63,175 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets Restructured Loan *

NPAs by Markets (dollars in thousands) 45 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Mar-10 Beaufort / Charleston 8,235 $ 7,557 $ 11,960 $ 16,071 $ 14,285 $ 22.61% Georgetown 5,387 8,990 8,978 12,702 16,701 26.44% Orangeburg / Low Country 3,998 7,388 7,480 8,287 8,286 13.12% Columbia 1,436 1,580 2,091 2,664 3,241 5.13% Charlotte / NCBT 7,261 12,090 10,190 10,665 13,971 22.11% Greenville 3,331 2,803 2,374 2,189 4,359 6.90% Other 1,299 646 293 288 2,332 3.69% Total $ 30,947 $ 41,054 $ 43,366 $ 52,866 $ 63,175 100.00% % of Total NPAs

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 3/31/10 Tax Equivalent Yield 4.33% Weighted Average Life 4.69 years Modified Duration 3.03 Total Carrying Value* $288,775 46 State and Municipal - HTM 7% State and Municipal - AFS 14% U.S. Agency/GSE Debentures 42% Mortgage - Backed Securities 35% Trust Preferred Securities 2% Corporates 0%

Securities Portfolio – March 31, 2010 (Dollars in thousands) (1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. 47 Book Value Market Value Other Comprehensive Income (2) Other-Than- Temporary Impairment 2009 (2) AAA - A BBB BB or lower Not Rated 119,575 120,019 444 - 119,575 - - - 95,575 100,105 4,530 - - - - - 6,576 6,296 (280) (5,496) 2,642 - 3,934 - 60,908 62,618 1,710 - 56,854 4,222 - 2,322 285 396 111 - - - - 285 $ 282,919 $ 289,434 $ 6,515 $ (5,496) $179,071 $ 4,222 $ 3,934 $ 2,607 US Agency Debentures Total Corporate Stocks Mortgage Obligations Trust Preferred Securities Municipal (1)

Fee Income By Type 48 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 Service charges on deposit accounts 3,585 $ 3,819 $ 4,089 $ 4,005 $ 4,523 $ Bankcard services income 1,182 1,290 1,278 1,293 1,799 Mortgage banking income 1,261 2,134 1,451 1,706 1,182 Trust and investment services income 691 671 588 567 784 Securities gains (losses), net (1) - (544) (2,122) (2,257) (5,586) Other service charges, commissions, and fees (2) 412 391 307 449 1,176 Total noninterest income 7,131 $ 7,761 $ 5,591 $ 5,763 $ 3,878 $ (1) Realized gain on sale securities 82 $ (1) OTTI charges other equity securities (83) (90) (1) Realized loss on FRE Mac P/S (1) OTTI Charges on Pretsls due to credit (544) $ (2,204) $ (2,174) $ (5,496) $ Securities gains (losses), net - $ - (2,122) $ (2,257) $ (5,586) $ (2) Gain on acquisition 98,081 $